Exhibit 10.4

ASSIGNMENT OF RENTS AND LEASES

made by

EWSD I LLC

as Assignor,

to

SOUTHWEST FARMS, INC.,

as Assignee

Dated as of August 7, 2015

ASSIGNMENT OF RENTS AND LEASES

This Assignment of Rents and Leases (this “Assignment”) is made as of August 7, 2015 by EWSD I LLC, an Arizona limited liability company (together with its successors and assigns, “Assignor”), whose address is                     , to SOUTHWEST FARMS, INC., a Colorado corporation (herein, together with its successors and assigns, including each and every from time to time owner of the Note hereinafter referred to, called “Assignee”), whose address is                     .

WITNESSETH:

FOR VALUE RECEIVED, Assignor hereby grants, transfers, assigns and sets over to Assignee all of the right, title and interest of Assignor in and to (i) all of the rents, issues, profits and avails and other sums of every kind and nature (including, but not limited to, payments or contributions for taxes, operating expenses and the like) (collectively, the “Rents”) payable by tenants (or guarantors) under Leases (hereinafter defined), of and from the premises (the “Premises”), legally described in Exhibit A attached hereto and made a part hereof, (ii) all leases (herein generally called “Leases”) now or hereafter existing on all or any part of the Premises, including, but not limited to, those certain leases of the Premises which are in existence as of the date of this Assignment (“Existing Leases”), if any, and any and all guarantees of any of the obligations of the tenant under any or all of the Leases, (iii) rights and claims for damages against tenants arising out of defaults under Leases, including rights to compensation with respect to rejected Leases pursuant to Section 365(a) or replacement section thereto of the Bankruptcy Code of the United States, and (iv) the proceeds (“Proceeds”) payable upon exercise of any option, including an option to terminate or an option to purchase contained in any Lease.

WITHOUT LIMITING THE GENERALITY OF THE FOREGOING:

1. Assignment. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in and to the Leases, in and to the Proceeds and possession of the Premises, including any and all of the Rents now due or which may hereafter become due under and by virtue of any lease (including the Existing Leases), whether written or oral, or any letting of, or any agreement for the use or occupancy of, any part of the Premises that may have been heretofore or may be hereafter made or agreed to between Assignor or any other present, prior or subsequent owner of the Premises or any interest therein or that may be made or agreed to by Assignee, its successors or assigns under the powers herein granted, and any tenant or occupant of all or any part of the Premises, for the purpose of securing:

(a) Payment of the indebtedness evidenced by that certain Secured Promissory Note (as the same may be amended, modified, supplemented, or restated from time to time, the “Note”), in the principal amount of $3,670,000, and any extensions, modifications or renewals thereof, executed by Assignor, East West Secured Developments, LLC, an Arizona limited liability company, Brian Loiselle, an individual, and Todd Johnson, an individual (together, jointly and severally, the “Borrower”), and dated of even date herewith, payable to the order of Assignee, which Note is secured by a Deed of Trust, Security Agreement, and Financing Statement (as the same may be amended, modified, supplemented, or restated from time to time, the “Deed of Trust”) dated of even date herewith, to Assignee, as beneficiary, upon the Premises, which Deed of Trust and Note are held by or for the benefit of Assignee;

(b) Payment of all other sums with interest thereon becoming due and payable to Assignee herein and in the Note, the Deed of Trust and the other Loan Documents (as defined in the Deed of Trust); and

(c) Performance and discharge of each and every term, provision, condition, obligation, covenant and agreement of Assignor herein and in the Note, the Deed of Trust and the other Loan Documents.

2. Representations. Assignor hereby represents and agrees that (a) Assignor is the lessor under the Existing Leases, if any, in each case either directly or as successor in interest to the named lessor thereunder; (b) there are no defaults under any of the Existing Leases, if any; (c) Assignor is entitled to receive all of the Rents, and to enjoy all the other rights and benefits mentioned herein and assigned hereby; (d) the same have not been heretofore sold, assigned, transferred or set over by any instrument now in force, and will not at any time during the life of these presents be sold, assigned, transferred or set over by Assignor or by any person or persons whosoever except subject to this Assignment; and (e) Assignor has good right to sell, assign, transfer and set over the same, and to grant and confer upon Assignee the rights, interest, powers and/or authorities herein granted and conferred.

3. Other Instruments. Assignor will from time to time execute, upon request of Assignee, any and all instruments requested by Assignee to carry this instrument into effect or to accomplish any other purposes deemed by Assignee to be necessary or appropriate in connection with this Assignment or the Premises, including, without limitation, specific assignments of any Lease or agreement relating to use or occupancy of the Premises or any part thereof now or hereafter in effect and not specifically defined herein as an Existing Lease, as may be necessary or desirable, in the opinion of Assignee, to constitute the same as an Existing Lease hereunder.

4. No Restriction. This Assignment shall in no way operate to restrict or prevent Assignee from pursuing any remedy which Assignee now or hereafter may have because of any present or future breach of the terms or conditions of the Deed of Trust, the Note or any of the other Loan Documents.

5. No Liability. Assignee shall not in any way be responsible for failure to do any or all of the things for which rights, interest, powers and/or authority are herein granted to Assignee; and Assignee shall not be responsible for or liable upon any of the agreements, undertakings or obligations imposed upon the lessor under any Lease or other agreement with respect to the Premises.

6. Cash Receipts. Assignee shall be accountable only for such cash as Assignee actually receives under the terms hereof.

7. No Waiver or Estoppel. Failure of Assignee to do any of the things or exercise any of the rights, interests, powers and/or authorities hereunder shall not be construed to be a waiver of any of the rights, interests, powers or authorities hereby assigned and granted to Assignee, and shall not operate as an estoppel against Assignee in any respect, or be deemed to amend any provision hereof of any of the other Loan Documents.

8. Transfer. Assignee shall assign this Assignment and any and all rights accruing hereunder to any subsequent assignee and holder of the Note and Deed of trust.

9. Absolute Assignment. It is understood that the assignment of rents and leases of and from the Premises as effected by this Assignment is an absolute assignment which is effective as of the date hereof, and upon demand by Assignee to the lessee under any Lease or to any person liable for any of the Rents of and from the Premises or any part thereof, such lessee or person liable for any of such Rents shall be, and is hereby authorized and directed to, pay to or upon the order of Assignee, and without inquiry of any nature, all rents then owing or thereafter accruing under said Leases or any other instrument or agreement, oral or written, giving rise to an obligation to pay Rents in connection with the Premises.

10. Collection of Rents Prior to an Default. So long as there shall exist no default by Borrower in the payment of any indebtedness secured hereby or in the performance of any obligation, covenant or agreement herein or in the Note, the Deed of Trust or other Loan Documents, Assignee shall not demand from lessees under said Leases or other persons liable therefor any of the Rents hereby assigned, but shall permit Assignor to collect, upon but not prior to accrual, all such Rents from the Premises and the Leases, and to retain and enjoy the same; provided that, notwithstanding the provisions of this Section 10, all lessees under said Leases and all other persons liable for Rents of and from the Premises shall comply with any demands for Rents made by Assignee pursuant to the provisions of this Assignment without regard to whether or not the same are made in compliance with this Section 10.

11. Default. Upon or at any time after default in the payment of any indebtedness evidenced by the Note or secured hereby or by the Deed of Trust, or default in the performance of any term, provision, condition, obligation covenant or agreement herein or in the Note, Deed of Trust or any of the other Loan Documents and the expiration of any period of grace with respect to any such default as provided for herein or in the Note, Deed of Trust or other Loan Documents without the cure of such default, or if any representation or warranty made by Assignor herein or by Borrower in any of the other Loan Documents shall prove untrue in any material respect, Assignee may declare all sums secured hereby immediately due and payable, and may, at Assignee’s option, without notice, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointee by a court, enter upon, take possession of, and manage and operate the Premises and each and every part and parcel thereof; repair, maintain and improve the Premises, employ contractors, subcontractors and workmen in and about the Premises, obtain and evict tenants, in its own name sue for or otherwise collect or reserve any and all Rents including those past due and unpaid, employ leasing agents, managing agents, attorneys (including retained firms and in-house staff) and accountants in connection the enforcement of Assignee’s rights hereunder and pay the reasonable fees and expenses thereof, and otherwise do and perform any and all acts and things which Assignee may deem necessary or appropriate in and about the Premises for the protection thereof or the enforcement of Assignee’s rights hereunder or under the Note, Deed of Trust or other Loan Documents; and any and all amounts expended by Assignee in connection with the foregoing shall constitute so much additional indebtedness secured hereby and by the Deed of Trust and the other Loan Documents; provided that (a) Assignee shall apply any monies collected by Assignee, as aforesaid, less costs and expenses incurred, as aforesaid, upon any indebtedness secured hereby in such order and manner as Assignee may determine, and (b) the entering upon and taking possession of the Premises, the collection of Rents, the exercise of any of the rights hereinabove specified and the application of collections, as aforesaid, shall not cure, waive, modify or affect any default hereunder or under the Note, Deed of Trust or other Loan Documents.

12. Authorization. Any tenants or occupants of any part of the Premises (including, without limitation, all persons claiming any interest as lessee under the Existing Leases) are hereby authorized to recognize the claims and demands of Assignee hereunder without investigating the reason for any action taken by Assignee or the validity or the amount of indebtedness owing to Assignee or the existence of any default hereunder or under the Note, Deed of Trust or other Loan Documents or the application to be made by Assignee of any amounts to be paid to Assignee; and (a) the sole signature of Assignee shall be sufficient for the exercise of any rights under this Assignment, and the sole receipt of Assignee for any sums received shall be a full discharge and release therefor to any such tenant or occupant of the Premises, and (b) checks for all or any part of the Rents collected under this Assignment shall be drawn or made payable to the exclusive order of Assignee.

13. No Obligation. Assignee shall not be obligated to perform or discharge, and Assignee does not hereby undertake to perform or discharge, any obligation, duty or liability under the Lease, nor shall this Assignment operate to place upon Assignee responsibility for the control, care, management or repair of the Premises or the carrying out of any of the terms and conditions of the Leases; nor shall this Assignment operate to make Assignee responsible or liable for any waste committed on the Premises by the lessee under any Lease or any other party, or for any dangerous or defective condition of the Premises, or for any negligence in the management, upkeep, repair or control of the Premises resulting in loss or injury or death to any tenant, licensee, employee or stranger, and nothing herein or in the Deed of Trust, and no exercise by Assignee of any of the rights herein or in the Deed of Trust conferred, shall constitute or be construed as constituting Assignee a “mortgagee in possession” of the Premises in the absence of the taking of actual possession of the Premises by Assignee pursuant to the provisions hereof.

14. Indemnification. Assignor hereby agrees to indemnify, defend and hold Assignee harmless of and from any and all liability, loss or damage which Assignee may or might incur under the Leases or under or by reason of this Assignment, and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases; and should Assignee incur any such liability, loss or damage under any Lease or under or by reason of this Assignment, or in the defense of any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys’ fees and expenses, shall be secured hereby and by the Deed of Trust, and Assignor shall reimburse Assignee therefor immediately upon demand, and upon the failure of Assignor so to do, Assignee may declare all sums secured hereby immediately due and payable. The provisions of this Section 14 shall continue and remain in full force and effect after all amounts due and payable under the Note, the Deed of Trust and the other Loan Documents shall have been paid in full and all of the obligations under the Note, the Deed of Trust and the other Loan Documents shall have been discharged in full, and shall survive the termination of this Assignment.

15. No Liability for Security Deposits. Assignee has not received, and there has not been transferred to Assignee, any security deposited by any lessee with the lessor under the terms of any Leases, and Assignee assumes no responsibility or liability for any security so deposited.

16. Covenants. Assignor will not, without Assignee’s prior written consent, (a) enter into, modify, change, alter, supplement, amend, terminate, accept surrender of, give any consent or approval required or permitted by, or waive or excuse any obligation of any lessee under, any of the Leases, and any attempt at any of the foregoing shall be void; (b) execute any other assignment or pledge of the Rents from the Premises or any part thereof, or of Assignor’s interest in any of the Leases, except to Assignee; (c) execute any Lease except for actual occupancy by the lessee thereunder; (d) permit any Leases to become subordinate to any lien other than liens securing the indebtedness secured hereby or liens for general real estate taxes not delinquent; (e) execute hereafter any Lease unless there shall be included therein a provision providing that the lessee acknowledges that such Lease has been assigned pursuant to this Assignment and agrees not to look to Assignee as mortgagee, mortgagee in possession or successor in title to the Premises for accountability for any security deposit required by landlord under such Lease unless such sums have actually been received in cash by Assignee as security for the lessee’s performance under such Lease; (e) approve, consent to or acquiesce to any sublease or assignment of any Lease by any lessee thereunder; or (f) modify, change, alter, supplement, amend, terminate or accept surrender of any guaranty of any of the Leases; and any attempt at any of the foregoing shall be void.

17. No Advance Rent. Assignor hereby represents that it has not, and Assignor hereby agrees that it will not, accept Rent in advance under any Lease (including Existing Leases) excepting only monthly rents for current months that may be paid in advance.

18. Duties of Assignor. Assignor will (a), at Assignee’s request, cause this Assignment to be served upon the lessee under each Lease; (b) at Assignor’s sole cost and expense, cause this Assignment to be recorded and filed and re-recorded and re-filed in each and every public office in which such filing and recording may be necessary to constitute record notice of this Assignment and the terms and provisions hereof as applicable to the Premises; (c) at all times promptly and faithfully abide by, discharge or perform all of the covenants, conditions and agreements contained in each Lease; (d) enforce or secure the performance of all of the covenants, conditions and agreements of the Leases on the part of the lessees to be kept and performed; (e) appear in and defend any action or proceeding arising under, growing out of or in any manner connected with any Lease or the obligations, duties or liabilities of Assignor, as lessor, and of the lessees thereunder, and pay all costs and expenses of Assignee, including reasonable attorneys’ fees and expenses in any such action or proceeding in whish Assignee may appear; (f) furnish to Assignee, within ten (10) days after a request by Assignee to do so, a written statement containing the names of all lessees of the Premises, or any part thereof, the terms of their respective Leases, the spaces occupied and the rentals payable thereunder; and (g) exercise within five (5) days of the demand therefor by Assignee, any right to request from the lessee under any Lease a certificate with respect to the status thereof.

19. Payment In Full of the Indebtedness. Upon payment in full of the indebtedness secured hereby, this Assignment shall become and be void and of no effect, and Assignee shall, at the request and expense of Assignor, deliver to Assignor a release of this Assignment. A full release of the Deed of Trust, which is recorded in the appropriate real estate records, shall be deemed to constitute a concurrent release of this Assignment.

20. Binding. This Assignment applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns, and: (a) wherever the term “Assignor” is used herein, such reference shall be deemed to mean each Assignor whose name appears below, severally, and all such Assignors, jointly and severally, and their respective heirs, legatees, devisees, executors, successors and assigns; and (b) wherever the term “Assignee” is used herein, such term shall include all successors and assigns, including each and every from time to time owner and holder of the Note, of Assignee named herein, each of whom shall have, hold and enjoy all of the rights, powers and benefits hereby afforded and conferred upon Assignee as fully and with the same effect as if such successors and assigns of Assignee were herein by name designated as Assignee; and (c) the term “Existing Leases” shall refer to the lease or leases described in Exhibit B if so attached hereto, whether one or more than one, if any.

21. Bankruptcy. In the event any lessee under the Leases should be the subject of any proceeding under the Federal Bankruptcy Code, as amended from time to time, or any other federal, state or local statute which provides for the possible termination or rejection of the Leases assigned hereby, Assignor covenants and agrees that if any of the Leases is so terminated or rejected, no settlement for damages shall be made without the prior written consent of Assignee, and any check in payment of damages for termination or rejection of any such Lease will be made payable both to Assignor and Assignee; and Assignor hereby assigns any such payment to Assignee, and Assignor further covenants and agrees that upon the request of Assignee, Assignor will duly endorse to the order of Assignee any such check, the proceeds of which will be applied to whatever portions of the indebtedness secured by this Assignment that Assignee may elect.

22. Notices. Each notice permitted or required pursuant to this Assignment shall be in writing and shall be delivered in accordance with the notice provisions set forth in the Deed of Trust.

23. No Consent. Nothing herein contained shall be deemed to imply the consent of Assignee to any Lease containing an option, right of first refusal or similar right to purchase all or any part of the Premises, and no Lease shall contain or provide for such right, and no such right shall have any force or effect or be enforceable against the Premises or any part thereof, without the prior written consent of Assignee.

24. Captions and Headings. The captions and headings of the various sections of this Assignment are for convenience only, and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof.

25. Provisions Severable. The unenforceability, invalidity or illegality of any provision or provisions hereof shall not render any other provision or provisions herein contained unenforceable, invalid or illegal.

26. Pronouns. Wherever in this Assignment the context requires or permits, the singular number shall include the plural, the plural shall include the singular, and the masculine, feminine and neuter genders shall be freely interchangeable.

27. Particular Words. The words “herein,” “hereof,” “hereby,” “hereunder” and other words of similar import refer to this Assignment as a whole and not to any particular section of this Assignment unless specifically stated otherwise in this Assignment.

28. Applicable Law. This Assignment shall be governed and construed in accordance with the laws of the State of Colorado.

29. Rights Cumulative. Each right, power and remedy herein conferred upon Assignee is cumulative and in addition to every other right, power or remedy, express or implied, given now or hereafter existing, at law or in equity, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by Assignee, and the exercise or the beginning of the exercise of one right, power or remedy shall not be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy; and no delay or omission of Assignee or in the exercise of any right, power or remedy accruing hereunder or arising otherwise shall impair any such right, power or remedy, or be construed to be a waiver of any default or acquiescence therein.

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IN WITNESS WHEREOF, Assignor has caused this Assignment of Rents and Leases to be executed as of the date first above written.

Signature Page to Assignment of Rents and Leases